UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38122	30-0971238
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1114 Avenue of the Americas
39th Floor
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SAFE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On March 31, 2023, in connection with the closing of the Merger (as defined below), the following agreements terminated and are no longer in effect: (i) the Stockholder’s Agreement, dated as of January 2, 2019, by and between iStar Inc., a Maryland corporation (“STAR”), and Safehold Inc., a Maryland corporation (the “Company” or “SAFE”), including any amendments thereto; (ii) the Amended and Restated Management Agreement, dated as of January 2, 2019, by and among SAFE, SFTY Manager LLC, a Delaware limited liability company, and STAR, including any amendments thereto; (iii) the Exclusivity and Expense Reimbursement Agreement, dated as of June 27, 2017, by and between STAR and SAFE, including any amendments thereto; (iv) the Amended and Restated Registration Rights Agreement, dated as of January 2, 2019, by and between STAR and SAFE; and (v) the Voting Agreement, dated as of August 10, 2022, by and between STAR and SAFE.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 31, 2023, SAFE completed its previously announced merger (the “Merger”) with and into STAR, with STAR continuing as the surviving corporation and operating under the name “Safehold Inc.” (“New SAFE”), pursuant to the Agreement and Plan of Merger, dated as August 10, 2022 (the “Merger Agreement”), by and between SAFE and STAR.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of SAFE (“SAFE Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any shares owned directly by STAR or any of the wholly-owned subsidiaries of STAR or SAFE and in each case not held on behalf of third parties) was automatically converted into the right to receive one share of newly issued common stock, $0.01 par value per share, of New SAFE (“New SAFE Common Stock”).

The issuance of New SAFE Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to STAR’s Registration Statement on Form S-4, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 16, 2022 (as amended, the “Form S-4”). The Form S-4 was declared effective on January 30, 2023. The joint proxy statement/prospectus included with the Form S-4 contains additional information about the Merger and related transactions.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by STAR on August 11, 2022, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, SAFE notified the New York Stock Exchange (the “NYSE”) that the Merger had closed on March 31, 2023 and requested that the NYSE (i) suspend trading of SAFE Common Stock effective prior to the opening of trading on March 31, 2023, (ii) remove SAFE Common Stock from trading prior to the open of trading on March 31, 2023 and (iii) file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of SAFE Common Stock and deregistration of SAFE Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). New SAFE, as successor to the Company, intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of SAFE Common Stock and suspending SAFE’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As set forth in Item 2.01 of this Current Report on Form 8-K, upon the Effective Time, each share of SAFE Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares owned directly by STAR or any of the wholly-owned subsidiaries of STAR or SAFE and in each case not held on behalf of third parties) was canceled and converted into the right to receive one newly issued share of STAR Common Stock. At the Effective Time, each outstanding restricted stock unit of SAFE will remain outstanding in accordance with their terms following the Merger but will be converted into restricted stock units in respect of shares of New SAFE common stock on a one-for-one basis upon the consummation of the Merger.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Items 2.01, 3.01 and 3.03 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the directors and executive officers of SAFE ceased serving in such capacities.

In connection with the completion of the Merger, the SAFE board of directors appointed Jesse Hom, Jay Nydick and Stefan Selig, former SAFE directors, and Marcos Alvarado, the former president and chief investment officer of SAFE, to serve on the board of directors of New SAFE. In addition, Jay Sugarman, the former chairman and chief executive officer and a director of SAFE, and Robin Josephs, a former director of SAFE, were appointed by the STAR board of directors to serve as on the board of directors of New SAFE. As of the Effective Time and in connection with the Merger, the officers of STAR immediately prior to the Effective Time became the officers of New SAFE.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.02.

Item 8.01.	Other Events.

On March 31, 2023, SAFE and STAR released a joint press release announcing the completion of the Merger, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 10, 2022, between iStar Inc. and Safehold Inc. (incorporated by reference to Exhibit 2.1 of Form 8-K filed by iStar Inc. on August 11, 2022).
99.1	Joint Press Release of Safehold Inc. and iStar Inc., issued March 31, 2023.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2023

Safehold Inc.

By:	/s/ Brett Asnas
Name:	Brett Asnas
Title:	Chief Financial Officer